Registration Nos. 333-117933

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|X| Pre-Effective Amendment No. 1  |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS PREMIER MANAGER FUNDS II

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on September 27, 2004 pursuant to Rule 488.

           An indefinite number of Registrant’s shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER MANAGER FUNDS II
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Exchange; Information About the Exchange

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Exchange; Information About the Exchange; Additional Information About the Successor Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Exchange; Information About the Exchange; Additional Information About the Successor Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Premier Manager Funds II dated April 1, 2004(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of The Dreyfus/Laurel Funds, Inc. dated March 1, 2004(2)

Item 14.	Financial Statements	Annual Report of Dreyfus Premier Balanced Fund dated October 31, 2003(3); Semi-Annual Report of Dreyfus Premier Balanced Fund dated April 30, 2004(4); Annual Report of Dreyfus Premier Balanced Opportunity Fund dated November 30, 2003(5); Semi-Annual Report of Dreyfus Premier Balanced Opportunity Fund dated May 31, 2004(6); Pro Formas

     PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

__________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, filed on March 26, 2004 (File No. 333-104120).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of The Dreyfus/Laurel Funds, Inc., filed on February 27, 2004 (File No. 333-16338).

(3)	Incorporated herein by reference to The Dreyfus/Laurel Funds, Inc.--Dreyfus Premier Balanced Fund's Annual Report, filed on January 2, 2004 (File No. 811-05202).

(4)	Incorporated herein by reference to The Dreyfus/Laurel Funds, Inc.--Dreyfus Premier Balanced Fund's Semi-Annual Report, filed on June 30, 2004 (File No. 811-05202).

(5)	Incorporated herein by reference to Thompson Plumb Funds, Inc.--Thompson Plumb Balanced Fund's Annual Report, filed on January 29, 2004 (File No. 811-04946). Thompson Plumb Balanced Fund is the predecessor fund to Dreyfus Premier Balanced Opportunity Fund.

(6)	Incorporated herein by reference to Dreyfus Premier Manager Funds II--Dreyfus Premier Balanced Opportunity Fund's Semi-Annual Report, filed on July 29, 2004 (File No. 811-21327).

DREYFUS PREMIER BALANCED FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of Dreyfus Premier Balanced Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a similar investment objective and management policies as the Fund. The Fund is a series of The Dreyfus/Laurel Funds, Inc. (the "Company") and the Acquiring Fund is a series of Dreyfus Premier Manager Funds II.

           The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity and bond funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. The Fund is one of the funds that Dreyfus recommended, and the Company's Board of Directors approved, be consolidated with another fund in the Dreyfus Family of Funds. The Acquiring Fund, like the Fund, is a "balanced" fund which normally invests in a diversified mix of stocks and fixed-income securities. Wisconsin Capital Management, Inc. serves as the sub-investment adviser to the Acquiring Fund and provides the day-to-day management of the Acquiring Fund's investments. Dreyfus believes that the proposed reorganization could promote more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Directors believe that the proposal set forth in the enclosed notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

September __, 2004

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER BALANCED FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER BALANCED OPPORTUNITY FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER BALANCED FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about December 17, 2004 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Premier Balanced Fund (the "Fund"). The Fund will then cease operations. You will receive Class A, Class B, Class C, Class R or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class R or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Board believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that is managed by Dreyfus and sub-advised by Wisconsin Capital Management, Inc. ("Wisconsin Capital"). By combining the Fund with the Acquiring Fund, which has more assets and a significantly better performance record than the Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The Acquiring Fund seeks high total return through a combination of capital appreciation and current income. The Fund seeks to outperform an unmanaged hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers U.S. Aggregate Index. To pursue their respective goals, the Acquiring Fund and Fund invest in stocks and fixed-income securities. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. The Fund's normal asset allocation is approximately 60% stocks and 40% fixed-income securities. The Acquiring Fund will vary the mix of stocks and bonds from time to time, but normally will allocate more than 50% of its assets to stocks and the remainder (at least 25%) to bonds and other fixed-income securities. Generally, the Acquiring Fund employs a more flexible approach to equity investing than the Fund. The equity component of the Acquiring Fund's portfolio is comprised of large company stocks, small company stocks, growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. The Acquiring Fund invests principally in investment grade fixed-income securities (up to 5% of its assets may be invested in securities rated below investment grade). The Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (but not lower than B). Dreyfus is the investment adviser for each fund. Dreyfus has engaged Wisconsin Capital to serve as the Acquiring Fund's sub-investment adviser. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION CHANGE TOTAL FUND EXPENSES?

The Acquiring Fund's total annual operating expenses for each class are expected to be similar to the total annual operating expenses of the corresponding class of the Fund. Unlike the arrangements between most investment advisers and the funds they manage, the Fund pays Dreyfus a "unitary" fee and Dreyfus pays all of the Fund's expenses except for certain fees and expenses described below. The Acquiring Fund pays Dreyfus a separate management fee, pays certain other service providers (such as the custodian and transfer agent) directly, and bears other Acquiring Fund expenses directly. Because the "other" expenses of each class of the Acquiring Fund may vary from year to year, it is possible that the total fund operating expenses of one or more classes of the Acquiring Fund will be more or less than those of the corresponding class of the Fund. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class A, B, C and T shares until at least November 30, 2005, so that the total annual operating expenses of the Acquiring Fund's Class A, B, C and T shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the lesser of the total annual operating expenses of such classes of shares as of November 30, 2004 (the Acquiring Fund's fiscal year end) or the total annual operating expenses of the corresponding class of Fund shares set forth in the enclosed Prospectus/Proxy Statement.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

Under its agreement with Dreyfus, the Fund pays Dreyfus a "unitary" fee at the annual rate of 1.00% of the value of the Fund's average daily net assets for the provision of investment advisory, administrative, fund accounting and certain other services. Under the unitary fee structure, Dreyfus pays all of the Fund's expenses except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel expenses), Rule 12b-1 fees and extraordinary expenses. Under its agreement with Dreyfus, the Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.80% of the value of the Acquiring Fund's average daily net assets. Dreyfus, in turn, pays Wisconsin Capital for the provision of sub-investment advisory services to the Acquiring Fund. The Acquiring Fund pays other service providers and bears other Acquiring Fund expenses directly, which, in the case of the Fund, generally are paid by Dreyfus under the unitary fee structure.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE PROPOSED REORGANIZATION?

No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Board of Directors has determined that reorganizing the Fund into another fund managed by Dreyfus, that has a similar investment objective and investment policies as the Fund, and a significantly better performance record, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue similar investment goals in a larger fund with a better performance record. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER BALANCED FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus Premier Balanced Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, December 1, 2004, at 9:30 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), a series of Dreyfus Premier Manager Funds II, in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class R and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on September 24, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Steven F. Newman Secretary

New York, New York
September __, 2004

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

======================================================================================================================

Transfer of
the Assets of

DREYFUS PREMIER BALANCED FUND
(A Series of The Dreyfus/Laurel Funds, Inc.)

To and in Exchange for Class A, B, C, R and T Shares of

DREYFUS PREMIER BALANCED OPPORTUNITY FUND
(A Series of Dreyfus Premier Manager Funds II)

PROSPECTUS/PROXY STATEMENT
September __, 2004

Special Meeting of Shareholders

To Be Held on Wednesday, December 1, 2004

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") on behalf of Dreyfus Premier Balanced Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, December 1, 2004, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on September 24, 2004 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), a series of Dreyfus Premier Manager Funds II (the "Trust"), in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C, Class R and Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated September ___, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. Wisconsin Capital Management, Inc. ("Wisconsin Capital"), as sub-investment adviser to the Acquiring Fund, is responsible for the day-to-day management of the Acquiring Fund's investments. The funds have a similar investment objective and investment management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated April 1, 2004, Annual Report for its fiscal year ended November 30, 2003 (including its audited financial statements for the fiscal year), and Semi-Annual Report for the six months ended May 31, 2004 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended October 31, 2003 and Semi-Annual Report for the six months ended April 30, 2004, please call your financial adviser, or call 1-800-554-4611, visit the Dreyfus.com website or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class R and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

           As of August 2, 2004, the following numbers of Fund shares were issued and outstanding:

Class A Shares      Class B Shares       Class C Shares        Class R Shares      Class T Shares
 Outstanding         Outstanding           Outstanding           Outstanding         Outstanding
--------------     --------------        --------------        --------------      --------------

Proxy materials will be mailed to shareholders of record on or about September __, 2004.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A:  Agreement and Plan of Reorganization             A-1

Exhibit B:  Description of the Board Members for the Acquiring Fund     B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND
TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company or the Trust, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class R and Class T Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated and cease operations.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

           The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have similar investment goals and investment approaches. The Acquiring Fund seeks high total return through a combination of capital appreciation and current income. The Fund seeks to outperform an unmanaged hybrid index, 60% of which is the Standard & Poor's(R)500 Composite Stock Price Index ("S&P 500 Index") and 40% of which is the Lehman Brothers U.S. Aggregate Index ("Aggregate Index"). The Fund's investment objective may be changed without shareholder approval. The Acquiring Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the Acquiring Fund's outstanding voting shares.

           Under normal circumstances, the Acquiring Fund, like the Fund, will invest its assets in a diversified mix of stocks and fixed-income securities. The Acquiring Fund selects securities that, in the portfolio managers' judgment, will result in the highest total return consistent with preservation of principal. The Acquiring Fund will vary the mix of stocks and bonds from time to time, but normally will allocate more than 50% of its assets to stocks and the remainder (at least 25% of its assets) to bonds and other fixed-income securities. The Fund's normal asset allocation is approximately 60% stocks and 40% bonds. However, the Fund is permitted to invest up to 75%, and as little as 40%, of its assets in stocks and up to 60%, and as little as 25%, of its assets in bonds. In allocating Fund and Acquiring Fund assets between stocks and bonds, the respective portfolio managers will assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, the valuation and volatility levels of stocks relative to bonds, anticipated future changes in interest rates and the outlook for stocks generally. Each fund may invest in foreign securities.

           The Acquiring Fund employs a more flexible approach to equity investing than the Fund. In seeking to achieve a better risk-adjusted return on the Acquiring Fund's stock investments, the portfolio managers for the Acquiring Fund create a broadly diversified core equity portfolio that includes a blend of large company stocks, small company stocks and growth stocks and value stocks. A flexible approach to equity investing should enable the Acquiring Fund to adapt to changing market trends and conditions and to invest wherever the portfolio managers believe opportunity exists.

           In choosing stocks for the Acquiring Fund to invest in, the portfolio managers look for companies that possess most of the following characteristics:

•	Leading market positions

•	High barriers to market entry and other competitive or technological advantages

•	High returns on equity and assets

•	Good growth prospects

•	Strong management

•	Relatively low debt burdens

           The portfolio managers for the Fund manage risk by diversifying across companies and industries and by using quantitative and fundamental risk analysis. The portfolio managers for the Fund select stocks based on:

•	value, or how a stock is priced relative to its perceived intrinsic worth

•	growth, in this case the sustainability or growth of earnings or cash flow

•	financial profile, which measures the financial health of the company

           The Acquiring Fund normally invests at least 25% of its assets in fixed-income senior securities. The fixed-income senior securities in which the Acquiring Fund may invest include corporate bonds, short-term debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. The Acquiring Fund's investments in fixed-income securities generally have had a corporate sector bias relative to its benchmark for the fixed-income portion of its portfolio, the Lehman Brothers Intermediate Government/Credit Bond Index. The corporate debt securities in which the Acquiring Fund invests generally will be issued by established companies.

           The Fund normally invests at least 25% of its assets in bonds. In choosing bonds, the Fund's portfolio managers review economic, market and other factors, leading to valuations by sector, maturity and quality. The Fund's fixed-income composition generally is similar to the Aggregate Index, which includes mortgage-related and asset-backed securities. The Fund's bond component consists primarily of U.S. government securities, corporate bonds, mortgage-backed securities and asset-backed securities for its fixed-income portfolio.

           The Acquiring Fund, like the Fund, generally will invest in investment grade (rated Baa/BBB or higher) fixed-income securities, although the Acquiring Fund may invest up to 5% of its total assets in securities rated below investment grade. The Fund may invest up to 20% of its total assets in securities rated below investment grade (but not lower than B), or the unrated equivalent as determined by Dreyfus. The dollar-weighted average portfolio maturity of the fixed-income securities held by the Fund and the Acquiring Fund normally will not exceed 10 years.

           Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

           Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information.

           The Acquiring Fund is a separate series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Company, a corporation organized under the laws of the State of Maryland. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

           Main Risks. Because each fund is a "balanced" fund and has a similar investment objective and investment policies and restrictions, the principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar, although they may be described differently in the relevant Prospectus. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Acquiring Fund, as is the case with the Fund, will be affected by its asset allocation. If either fund favors an asset class during a period when that class underperforms, performance may be hurt. Additional risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund's performance will be influenced by the political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase a fund's volatility.

•	Derivatives risk. The Fund and the Acquiring Fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), mortgage-backed securities and asset-backed securities. A small investment in derivatives could have a potentially large impact on the fund's performance. Certain derivatives, such as stripped mortgage-backed securities, may move in the same direction as interest rates. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with such fund's other investments.

           Each fund's investments in stocks and other equity securities also are subject to the following principal risks:

•	Growth and value stock risk. By investing in a mix of growth and value companies, the Acquiring Fund and the Fund assume the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than other types of funds. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•	Smaller company risk. The Acquiring Fund and, to a lesser extent, the Fund may invest (typically, in the case of the Acquiring Fund, less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion. Each fund also may invest in midsize company stocks. Small and midsize companies carry additional risks because their earning and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	IPO risk. Each fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

           Each fund's investments in bonds and other fixed-income securities also are subject to the following principal risks:

•	Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the bond portion of the fund, the more its share price is likely to react to interest rates.

•	Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. Although each fund's bond investments will be primarily in investment grade bonds, the Acquiring Fund and the Fund may invest to a limited extent (up to 5% and 20%, respectively, of their total assets) in high yield ("junk") bonds which involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the portfolio might have to reinvest the proceeds in an investment offering a lower yield.

•	Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	Prepayment and Extension Risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund and the Acquiring Fund invests defensively in these securities, it might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on the purchase of Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Account Policies—Share Class Charges" for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of May 28, 2004. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of May 28, 2004, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

           The Fund and the Acquiring Fund each pay Dreyfus a management fee. The management fee structures of the Fund and the Acquiring Fund differ. Unlike the arrangements between most investment advisers and the funds they manage, the Fund pays Dreyfus a "unitary" fee at the annual rate of 1.00% of the value of the Fund's average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Fund's expenses except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel expenses), the Rule 12b-1 fees described below, and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its fee by an amount equal to the Fund's allocable share of such fees and expenses. In addition, Dreyfus has agreed to waive receipt of a portion of the Fund's management fee, in the amount of 0.10% of the value of the Fund's average daily net assets, until consummation of the Reorganization, or, if the Reorganization does not occur, until April 4, 2005. The Acquiring Fund pays Dreyfus a separate management fee at the annual rate of 0.80% of the value of the Acquiring Fund's average daily net assets, pays certain other service providers directly, and bears other Acquiring Fund expenses directly. Dreyfus pays Wisconsin Capital for the provision of sub-investment advisory services to the Acquiring Fund. Because the "other expenses" of each class of the Acquiring Fund may vary from year to year, it is possible that the total annual fund operating expenses of one or more classes of the Acquiring Fund will be more or less than those of the corresponding class of the Fund. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class A, B, C and T shares until at least November 30, 2005, so that the total annual operating expenses of the Acquiring Fund's Class A, B, C and T shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the lesser of the total annual operating expenses of such classes of shares as of November 30, 2004 (the Acquiring Fund's fiscal year end) or the total annual operating expenses of the corresponding class of Fund shares set forth below.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                       Pro Forma After
                                                                                            Exchange
                                           Fund               Acquiring Fund             Acquiring Fund
                                          Class A                Class A                    Class A
                                         ---------           ---------------          ------------------
  Management fees                          1.00%                   .80%                       .80%
  Rule 12b-1 fee                           .25%                    none                       none
  Shareholder services fee                 none                    .25%                       .25%
  Other expenses                           .00%                    .15%                       .20%
  Total                                    1.25%                      1.20%                  1.25%

                                                                                       Pro Forma After
                                                                                            Exchange
                                           Fund               Acquiring Fund             Acquiring Fund
                                          Class B                Class B                    Class B
                                         ---------           ---------------          ------------------

  Management fees                         1.00%                    .80%                      .80%
  Rule 12b-1 fee                          1.00%                    .75%                      .75%
  Shareholder services fee                 none                    .25%                      .25%
  Other expenses                           .00%                    .17%                      .20%
  Total
                                          2.00%                   1.97%                     2.00%

                                                                                       Pro Forma After
                                                                                            Exchange
                                           Fund               Acquiring Fund             Acquiring Fund
                                          Class C                Class C                    Class C
                                         ---------           ---------------          ------------------
  Management fees                          1.00%                   .80%                      .80%
  Rule 12b-1 fee                           1.00%                   .75%                      .75%
  Shareholder services fee                 none                    .25%                      .25%
  Other expenses                           .00%                    .09%                      .10%
  Total                                    2.00%                  1.89%                     1.90%

                                                                                       Pro Forma After
                                                                                            Exchange
                                           Fund               Acquiring Fund             Acquiring Fund
                                          Class R                Class R                    Class R
                                         ---------           ---------------          ------------------
  Management fees                          1.00%                   .80%                      .80%
  Rule 12b-1 fee                           none                    none                      none
  Shareholder services fee                 none                    none                      none
  Other expenses                           .00%                    .21%                      .04%
  Total                                    1.00%                 1.01%                       .84%

                                                                                       Pro Forma After
                                                                                            Exchange
                                           Fund               Acquiring Fund             Acquiring Fund
                                          Class T                Class T                    Class T
                                         ---------           ---------------          ------------------
  Management fees                          1.00%                  .80%                     .80%
  Rule 12b-1 fee                           .50%                   .25%                     .25%
  Shareholder services fee                 none                   .25%                     .25%
  Other expenses                           .00%                   .15%                     .16%
  Total                                    1.50%                1.45%                     1.46%

Expense example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

                                   Fund                                           Acquiring Fund
            ---------------------------------------------------   ---------------------------------------------------------
             Class A    Class B    Class C   Class R    Class T    Class A      Class B    Class C    Class R    Class T
             Shares     Shares*     Shares*  Shares     Shares     Shares      Shares*     Shares*    Shares     Shares
             ------     ------     -------   --------     ------     ------     ------     ------     ------     ------

1 Year      $695      $603/        $303/        $102      $596     $690       $600/        $292/      $103         $591
                      $203         $203                                       $200         $192
3 Years     $949      $927/        $627/        $318      $903     $934       $918/        $594/      $322         $888
                      $627         $627                                       $618         $594
5 Years     $1,222    $1,278/      $1,078/      $552      $1,232   $1,197     $1,262/      $1,021/    $558         $1,207
                      $1,078       $1,078                                     $1,062       $1,021
10 Years    $1,999    $1,956**/    $2,327/      $1,225    $2,160   $1,946     $1,914**/    $2,212/    $1,236       $2,107
                      $1,956**     $2,327                                     $1,914**     $2,212

                                    Acquiring
                           Fund Pro Forma After Exchange
           ---------------------------------------------------------------
             Class A     Class B      Class C     Class R      Class T
             Shares      Shares*      Shares*      Shares       Shares
             ------     ------        -------     --------     --------

1 Year     $695          $603        $293         $86           $592
                         $203        $193
3 Years    $949          $927        $597         $268          $891
                         $627        $597
5 Years    $1,222        $1,278      $1,026       $466          $1,212
                         $1,078      $1,026
10 Years   $1,999        $1,956**/   $2,222       $1,037        $2,118

_____________________________

*    With redemption/without redemption.
**   Assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. Each bar chart shows the changes in the performance of the respective fund's Class A shares from year to year. Sales loads are not reflected in the charts; if they were, the returns shown would have been lower. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares to those of the S&P 500 Index, a widely recognized unmanaged index of stock performance, as well as those of the Lehman Brothers Intermediate Government/Credit Bond Index, an index of all investment grade bonds with maturities of more than one year and less than ten years. The table for the Fund compares the average annual total returns of the Fund's Class A, Class B, Class C, Class R and Class T shares to those of the S&P 500 Index; the Aggregate Index, a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of one to ten years; and a hybrid index composed of 60% S&P 500 Index and 40% Aggregate Index. The returns in the tables reflect applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. For each fund, the share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses.

           The Acquiring Fund commenced operations after all of the assets of another investment company (the "predecessor acquiring fund") advised by Wisconsin Capital were transferred to the Acquiring Fund in exchange for Class J shares of the Acquiring Fund in a tax-free reorganization on January 30, 2004. The Acquiring Fund's performance figures in the bar chart and table below represent the performance of the predecessor acquiring fund's shares, adjusted to reflect the Acquiring Fund's applicable sales loads. These performance figures have not been adjusted to reflect the Acquiring Fund's estimated operating expenses; if these expenses had been reflected, such performance may have been lower.

           After-tax performance is shown only for Class A shares (based for the Acquiring Fund on the performance of the predecessor acquiring fund's shares, adjusted to reflect the sales load applicable to the Acquiring Fund's Class A shares). After-tax performance of each fund's other shares classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares*
Year-by-year total returns as of 12/31 each year (%)

   1.47        20.03     23.09      22.54      16.84      8.87       10.21       11.07      -9.39       21.96
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '94         '95       '96        '97        '98       '99         '00         '01        '02         '03

Best Quarter:                 Q4 '98             +19.41%
Worst Quarter:                Q3 '02             -12.39%

The year-to-date total return for Class A shares of the Acquiring Fund as of 6/30/04 was 1.50%.*

* Represents the performance of the predecessor acquiring fund's shares for periods prior to January 30, 2004.

Acquiring Fund
Average annual total returns as of 12/31/03*

Share Class                       1 Year          5 Years          10 Years
----------------------------- --------------- ----------------- ----------------
Class A                           14.97%           6.78%            11.54%
 returns before taxes
                              --------------- ----------------- ----------------
Class A                           14.61%           5.09%             9.01%
 returns after taxes on
distributions
                              --------------- ----------------- ----------------
Class A                           9.90%            5.05%             8.69%
 returns after taxes on
distributions and sale of
fund shares
                              --------------- ----------------- ----------------
Class B
 returns before taxes             17.96%           7.76%             12.20%**
                              --------------- ----------------- ----------------
Class C
 returns before taxes             20.96%           8.05%            12.20%
                              --------------- ----------------- ----------------
Class R
 returns before taxes             21.96%           8.05%            12.20%
                              --------------- ----------------- ----------------
Class T
 returns before taxes             16.46%           7.06%            11.69%
                              --------------- ----------------- ----------------
S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes           28.67%           -0.57%           11.06%
                              --------------- ----------------- ----------------
Lehman Brothers
Intermediate
Government/Credit Bond Index
reflects no deduction for
fees, expenses or taxes
                                  4.31%            6.65%             6.63%
                              --------------- ----------------- ----------------
_________________

* Represents the performance of the predecessor acquiring fund's shares, as adjusted to reflect the Acquiring Fund's applicable sales loads.
** Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of
purchase.

Fund—Class A Shares
Year-by-year total returns as of 12/31 each year (%)

               29.28     17.87      24.66      22.26      7.20       -3.13       -9.67      -17.60      17.85
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '94         '95       '96        '97        '98       '99         '00         '01        '02         '03

Best Quarter:                 Q4 '98             14.46%
Worst Quarter:                Q3 '02             -12.29%

The year-to-date total return for Class A shares of the Fund as of 6/30/04 was -0.04%.

Fund
Average annual total returns as of 12/31/03

Share class/
Inception date                    1 Year          5 Years          10 Years      Since Inception
----------------------------- --------------- ----------------- ---------------- -----------------
Class A (4/14/94)
returns before taxes              11.04%            -3.01%             --              7.64%
                              --------------- ----------------- ---------------- -----------------
Class A
returns after taxes on
distributions                     10.84%           -3.72%             --              5.80%
                              --------------- ----------------- ---------------- -----------------
Class A
returns after taxes on
distributions and sale of
fund shares                       7.39%            -2.92%             --              5.66%
                              --------------- ----------------- ---------------- -----------------
Class B (12/19/94)
returns before taxes              12.94%           -2.95%             --              8.13%*
                              --------------- ----------------- ---------------- -----------------

Class C (12/19/94)
returns before taxes              15.88%           -2.59%             --              7.89%
                              --------------- ----------------- ---------------- -----------------
Class R (9/15/93)
returns before taxes              18.11%           -1.59%            7.89%             --
                              --------------- ----------------- ---------------- -----------------
Class T  (8/16/99)
returns before taxes              12.17%             --               --              -4.13%
                              --------------- ----------------- ---------------- -----------------
S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes           28.67%           -0.57%           11.06%           11.80%**
                              --------------- ----------------- ---------------- -----------------
Aggregate Index
reflects no deduction for
fees, expenses or taxes           4.10%            6.62%             6.95%           7.45%**
                              --------------- ----------------- ---------------- -----------------
Hybrid Index
reflects no deduction for
fees, expenses or taxes           18.84%           2.97%             9.94%           10.71%**
                              --------------- ----------------- ---------------- -----------------

* Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
** Based on life of Class A. For comparative purposes, the value of each index on 3/31/94 is used as the beginning value on 4/14/94.

Effective March 1, 2002, the Fund's investment objective changed from outperforming an unmanaged hybrid index, 60% of which was the S&P 500 Index and 40% of which was the Lehman Brothers Intermediate Government/Credit Bond Index, to its current objective. Historical performance for periods before such date reflects such strategy.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $___ billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $___ trillion of assets under management, administration or custody, including approximately $___ billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Sub-Investment Adviser. Dreyfus has engaged Wisconsin Capital, formerly known as Thompson, Plumb & Associates, Inc., located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, to serve as the Acquiring Fund's sub-investment adviser. Wisconsin Capital served as the predecessor acquiring fund's investment adviser and administrator. Since 1984, Wisconsin Capital has provided investment advice to individuals and institutional clients with substantial investment portfolios. As of June 30, 2004, Wisconsin Capital had approximately $1.4 billion in assets under management. Wisconsin Capital, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the Acquiring Fund's investments.

           Primary Portfolio Managers. Thomas G. Plumb serves as primary portfolio manager for the Acquiring Fund. He managed or co-managed the predecessor acquiring fund since its inception in March 1987. Since the end of December 2003, Mr. Plumb has been President and sole owner of Wisconsin Capital; prior thereto, he had been Vice President of Wisconsin Capital since co-founding it in June 1984. David B. Duchow and Timothy R. O'Brien serve as associate portfolio managers for the Acquiring Fund; they served as such for the predecessor acquiring fund since March 2002. Clint A. Oppermann also serves as an associate portfolio manager of the Acquiring Fund. Messrs. Duchow and O'Brien have each been a portfolio manager and investment analyst for Wisconsin Capital since 1992 and 1997, respectively. Mr. Oppermann has been vice president and director of research of Wisconsin Capital since November 2001. Since August 1999, Mr. Oppermann has been a portfolio manager for Wisconsin Capital.

           Douglas Ramos has managed the Fund's asset allocation and the equity portion of the Fund's portfolio since December 2001. He has been employed by Dreyfus as a portfolio manager since July 1997. Since December 2001, the Dreyfus Taxable Fixed Income Team, which consists of sector specialists, collectively makes investment decisions for the fixed-income portion of the Fund's portfolio.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Trust, each fund has different Board members. None of the Board members of the Company or the Trust is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Board members of the Trust, see Exhibit B.

           Independent Registered Public Accounting Firms. KPMG LLP is the Fund's independent registered public accounting firm. PricewaterhouseCoopers LLP is the Acquiring Fund's independent registered public accounting firm.

           Capitalization. The Fund has classified its shares into five classes - Class A, Class B, Class C, Class R and Class T -- and the Acquiring Fund has classified its shares into six classes -- Class A, Class B, Class C, Class R, Class T and Class J. Because the Fund does not offer Class J shares, there will be no exchange for Class J shares of the Acquiring Fund. The following table sets forth as of June 30, 2004 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares* and (3) the pro forma capitalization of each class of the Acquiring Fund's shares,* as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                           Pro Forma After
                                                                                            Reorganization
                                      Fund                      Acquiring Fund              Acquiring Fund
                                     Class A                       Class A                     Class A
                                -------------------          -------------------         -------------------

  Total net assets                 $108,386,345                 $106,433,339                 $214,819,684
  Net asset value per                 $12.30                       $18.89                       $18.89
    share
  Shares outstanding                8,810,584                     5,633,011                   11,370,774

                                                                                           Pro Forma After
                                                                                            Reorganization
                                      Fund                      Acquiring Fund              Acquiring Fund
                                     Class B                       Class B                     Class B
                                -------------------          -------------------         -------------------

  Total net assets                 $88,966,508                   $72,401,857                 $161,368,365
  Net asset value per                 $12.26                       $18.83                       $18.83
    share
  Shares outstanding                7,257,717                     3,844,442                   8,569,164

                                                                                           Pro Forma After
                                                                                            Reorganization
                                      Fund                      Acquiring Fund              Acquiring Fund
                                     Class C                       Class C                     Class C
                                -------------------          -------------------         -------------------

  Total net assets                 $17,890,886                   $77,064,790                 $94,955,676
  Net asset value                    $12.30                        $18.85                       $18.85
    per share
  Shares outstanding                1,454,357                     4,089,356                   5,038,475

                                                                                           Pro Forma After
                                                                                            Reorganization
                                      Fund                      Acquiring Fund              Acquiring Fund
                                     Class R                       Class R                     Class R
                                -------------------          -------------------         -------------------

  Total net assets                 $108,225,713                    $36,152                   $108,261,865
  Net asset value per                 $12.31                        18.90                       $18.90
    share
  Shares outstanding                8,793,474                       1,913                     5,728,141

                                                                                           Pro Forma After
                                                                                            Reorganization
                                      Fund                      Acquiring Fund              Acquiring Fund
                                     Class T                       Class T                     Class T
                                -------------------          -------------------         -------------------

  Total net assets                   $302,210                    $1,624,157                   $1,926,367
  Net asset value per                 $12.29                       $18.88                       $18.88
    share
  Shares outstanding                  24,583                       86,030                      102,037

__________________________

* Class A, Class B, Class C, Class R and Class T only.

           The Fund's total net assets (Class A, Class B, Class C, Class R and Class T) as of June 30, 2004 were $323,771,662. The Acquiring Fund's total net assets (Class A, Class B, Class C, Class R, Class T and Class J) as of June 30, 2004 were $499,995,958. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All shares classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Shareholders of another fund advised by Dreyfus--Dreyfus Balanced Fund, Inc--will be asked in proxy materials directed to them to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of such fund's assets, subject to its liabilities, to the Acquiring Fund in exchange for a new class of Acquiring Fund shares – Class Z – which would be issued if that reorganization is approved. As of June 30, 2004, Dreyfus Balanced Fund, Inc. had total net assets of $127,267,350. The reorganization of that fund, if approved by its shareholders, is scheduled to close on or about December 17, 2004. If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of Dreyfus Balanced Fund, Inc. approve the reorganization of that fund.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Distribution and Service Plans. Class A, Class B, Class C and Class T shares of the Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Fund pays its distributor fees at an aggregate annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B shares and Class C shares, respectively, and 0.50% of the average daily net assets of Class T shares to finance the sale and distribution of such shares and for shareholder servicing. Under the Acquiring Fund's Rule 12b-1 Plan, the Acquiring Fund pays its distributor a fee at an annual rate of 0.75% of the average daily net assets of Class B shares and Class C shares, respectively, and 0.25% of the average daily net assets of Class T shares (there is no Rule 12b-1 Plan fee for Class A shares of the Acquiring Fund or Class R shares of each fund) to finance the sale and distribution of such shares. Because the 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time it will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See "Distribution and Service Plans" in the Fund's Statement of Additional Information and "Distribution and Shareholder Services Plan—Distribution Plan" in the Acquiring Fund's Statement of Additional Information.

           Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays its distributor a fee at an annual rate of 0.25% of the average daily net assets of the relevant class for providing shareholder services (there is no Shareholder Services Plan fee for Class R shares). The Fund has no shareholder services plan, but has adopted plans pursuant to Rule 12b-1 under the 1940 Act, described above, which provide for payments for shareholder servicing. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are similar. The Acquiring Fund normally pays dividends and capital gains distributions annually. The Fund normally pays dividends quarterly and distributes any net capital gains it has realized once a year. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Certain Organizational Differences Between the Acquiring Fund and the Fund. The Acquiring Fund is a separate series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Fund is a separate series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust's Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Company's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Fund are not affected by such quorum requirements.

           Shareholder Liability. Under Maryland law, Fund stockholders have no personal liability as such for the Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under Maryland law, the Company's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

           If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under Massachusetts law, the Trust's Trust Agreement and the Trust's By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

           The foregoing is only a summary of certain differences between the Fund, the Company's Charter, By-Laws and Maryland law, and the Acquiring Fund, the Trust's Trust Agreement, By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

           After reviewing the equity and bond funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, Dreyfus recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Company and the Trust have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company's Board believes that the Reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund with a better performance record, without diluting such shareholders' interests. As of June 30, 2004, the Fund had net assets of approximately $323.8 million and the Acquiring Fund had net assets of approximately $500 million. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           The Board of the Trust considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           The Boards of the Company and of the Trust also considered that Dreyfus and Wisconsin Capital will benefit from the Reorganization. Although the Fund's management fee (1.00%) is higher than the Acquiring Fund's management fee (0.80%), because the Acquiring Fund pays its operating expenses directly (unlike the unitary fee structure where Dreyfus pays the Fund's operating expenses as described above), Dreyfus may earn additional revenue on the assets the Fund transfers to the Acquiring Fund as a result of the Reorganization. Dreyfus, however, also pays sub-investment advisory fees directly to Wisconsin Capital with respect to the Acquiring Fund and has undertaken to cap the Acquiring Fund's operating expenses until at least November 30, 2005. As sub-adviser to the Acquiring Fund, Wisconsin Capital would benefit from increases in the amount of sub-investment advisory fees it will receive due to the increase in Acquiring Fund assets resulting from the Reorganization. In addition, the Boards reviewed the terms of a strategic arrangement between Dreyfus and Wisconsin Capital with respect to the Acquiring Fund, which, among other things, provides that Dreyfus pay Wisconsin Capital a minimum amount of sub-investment advisory fees based on the assets of the Acquiring Fund. Because any assets of the Fund transferred to the Acquiring Fund in the Reorganization would be used in the calculation of sub-investment advisory fees to be paid by Dreyfus to Wisconsin Capital, the Reorganization could provide Dreyfus with economic benefits.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

           For the reasons described above, the Boards of the Trust and the Company, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on December 17, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A, Class B, Class C, Class R and Class T shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding classes of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class R and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the Fund's shareholders of record. Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the transfer agent of the Acquiring Fund.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company and the Trust under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company and the Trust.

           The total expenses of the Reorganization are expected to be approximately $88,000, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm will be retained to solicit proxies on behalf of the Company's Board. The cost of any such outside solicitation firm, which will be borne by Dreyfus, is estimated to be approximately $______.

           If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Trust and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Class A, Class B, Class C, Class R and Class T shares to Fund shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class R and Class T shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

           As of the Fund's fiscal year ended October 31, 2003, the Fund has an unused capital loss carryforward of approximately $240 million. There are limitations to the amount of the carryforward that can be utilized in any one fiscal year, and any amount that cannot be utilized in any one fiscal year can be carried over to a succeeding fiscal year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different fiscal years. Consequently, as a result of the limitations on the use of the capital loss carryforward, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

           The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Company's Charter, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Prospectus of the Acquiring Fund, forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-104120). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 33-16338).

           Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

           Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm will be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority, if a quorum is present, or one-third, if a quorum is not present, of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-third of the aggregate number of outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of June 30, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Fund:

                                                          Percentage of
       Name and Address                                 Outstanding Shares

                                                    Before               After
                                                Reorganization       Reorganization

           As of June 30, 2004, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

                                                          Percentage of
       Name and Address                                 Outstanding Shares

                                                    Before               After
                                                Reorganization       Reorganization

           As of June 30, 2004, Board members and officers of the Company and the Trust, as a group, owned less than 1% of the Fund's and of the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended October 31, 2003 and the audited financial statements of the Acquiring Fund for the fiscal year ended November 30, 2003 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, the Fund's independent registered public accounting firm, and PricewaterhouseCoopers LLP, the Acquiring Fund's independent registered public accounting firm, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Company's Board Members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of August __, 2004 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS PREMIER BALANCED FUND (the "Fund"), and DREYFUS PREMIER MANAGER FUNDS II (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS PREMIER BALANCED OPPORTUNITY FUND (the "Acquiring Fund").

           This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares"), Class C shares ("Acquiring Fund Class C Shares"), Class R shares ("Acquiring Fund Class R Shares") and Class T shares ("Acquiring Fund Class T Shares" and, together with Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R Shares the "Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a diversified series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a diversified series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

           WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1. THE REORGANIZATION.

           1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C, Class R and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R shares and Acquiring Fund Class T Shares, respectively, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

           1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2. VALUATION.

           2.1 The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Document"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust's Trust Document and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3 The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Class A Share, Acquiring Fund Class B Share, Acquiring Fund Class C Share, Acquiring Fund Class R Share or Acquiring Fund Class T Share, as the case may be, determined in accordance with paragraph 2.2.

           2.4 All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

           3. CLOSING AND CLOSING DATE.

           3.1 The Closing Date shall be December 17, 2004, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class A, Class B, Class C, Class R and Class T Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class R and Class T shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4. REPRESENTATIONS AND WARRANTIES.

           4.1 The Company, on behalf of the Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

                   (a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, with power to carry out its obligations under this Agreement.

                   (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                   (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                   (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation (the "Company's Charter") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                   (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                   (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                   (g) The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended October 31, 2003 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                   (h) Since October 31, 2003, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                   (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                   (j) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                   (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                   (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                   (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                   (n) The proxy statement of the Company (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

                   (a) The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to carry out its obligations under this Agreement.

                   (b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                   (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                   (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Trust Document or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                   (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                   (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended November 30, 2003 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                   (g) Since November 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                   (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                   (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                   (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                   (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                   (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                   (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                   (n) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                   (o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5. COVENANTS OF THE TRUST AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

           5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2 The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3 Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

           5.5 The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1 All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2 The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

           6.3 The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

           The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2 The Trust shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

           8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

           8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5 The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

           8.6 The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                   (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           9. TERMINATION OF AGREEMENT; EXPENSES.

           9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

           9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

           9.3 Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

           10. WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           11. MISCELLANEOUS.

           11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

           11.4 This Agreement may be amended only by a signed writing between the parties.

           11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Company or the Trust personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Trust's Trust Document; a copy of the Company's Charter is on file at the office of the Secretary of State of Maryland and at the Company's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Company and the Trust have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS/LAUREL FUNDS, INC., on behalf of Dreyfus Premier Balanced Fund By:____________________________________ Stephen E. Canter, President

ATTEST:____________________________ Steven F. Newman, Secretary

DREYFUS PREMIER MANAGER FUNDS II, on behalf of Dreyfus Premier Balanced Opportunity Fund By:____________________________________ Stephen E. Canter, President

ATTEST:____________________________ Jeff Prusnofsky, Secretary

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE ACQUIRING FUND

Board Members for the Acquiring Fund1

Name (Age)                          Principal Occupation
Position with Trust (Since)         During Past 5 Years            Other Board Memberships and Affiliations
---------------------------         ---------------------          -----------------------------------------

Joseph S. DiMartino (60)            Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board               Trustee                        Levcor International, Inc., an apparel fabric
(1995)                                                             processor, Director
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, Director
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, Director

David P. Feldman (63)               Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member (1996)                 Trustee                        The Jeffrey Company, a private investment
                                                                      company, Director
                                                                   QMED, a medical device company, Director

Ehud Houminer (63)                  Professor and                  Avnet Inc., an electronics distributor, Director
Board Member (1993)                   Executive-in-Residence at    International Advisory Board to the MBA Program
                                      the Columbia Business          School of Management, Ben Gurion University,
                                      School, Columbia               Chairman
                                      University;                  Explore Charter School, Brooklyn, NY, Chairman
                                    Principal of Lear, Yavitz
                                      and Associates, a
                                      management consulting firm
                                      from 1996 to 2001

Gloria Messinger (73)               Arbitrator for American        Yale Law School Fund, Director
Board Member (1993)                   Arbitration Association      Theater for a New Audience, Inc., Director
                                      and National Association     New York Women's Agenda Music Performance Trust
                                      of Securities Dealers,         Fund, Director
                                      Inc.;                        Brooklyn Philharmonic, Director
                                    Consultant in Intellectual
                                      Property

T. John Szarkowski (77)             Consultant in Photography      Photography Department at The Museum of Modern
Board Member (1996)                                                  Art, Director Emeritus

Anne Wexler (73)                    Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member (1996)                   Group, consultants           Methanex Corporation, a methanol production
                                      specializing in government     company, Director
                                      relations and public         Member of the Council of Foreign Relations
                                      affairs                      Member of the National Park Foundation

1 None of the Board members are "interested persons" of the Trust, as defined in the 1940 Act.

DREYFUS PREMIER BALANCED FUND

           The undersigned shareholder of Dreyfus Premier Balanced Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on September 24, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Wednesday, December 1, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

                 FOR                         AGAINST                     ABSTAIN
                 |_|                           |_|                         |_|
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

           If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

                                                         Dated: ___________________

                                                         ___________________________
                                                         Signature(s)

                                                         ___________________________
                                                         Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

September __, 2004

Acquisition of the Assets of

DREYFUS PREMIER BALANCED FUND
(A series of The Dreyfus/Laurel Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B, C, R and T Shares of

DREYFUS PREMIER BALANCED
OPPORTUNITY FUND
(A series of Dreyfus Premier Manager Funds II)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September __, 2004 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Balanced Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), in exchange for Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), a series of Dreyfus Premier Manager Funds II (the "Trust"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated April 1, 2004.

2.	The Acquiring Fund's Annual Report for the fiscal year ended November 30, 2003.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2004.

4.	The Fund's Annual Report for the fiscal year ended October 31, 2003.

5.	The Fund's Semi-Annual Report for the six-month period ended April 30, 2004.

6.	Pro forma financials for the combined Fund and Acquiring Fund as of June 30, 2004.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated September __, 2004 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated April 1, 2004 is incorporated herein by reference to the Company's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A, filed March 26, 2004 (File No. 333-104120). The financial statements of the Acquiring Fund are incorporated herein by reference to its predecessor fund's Annual Report for its fiscal year ended November 30, 2003, filed January 29, 2004, and its Semi-Annual Report for the six-month period ended May 31, 2004, filed July 29, 2004.

           The Fund's Statement of Additional Information dated March 1, 2004 is incorporated herein by reference to the Company's Post-Effective Amendment No. 87 to its Registration Statement on Form N-1A, filed February 27, 2004 (File No. 333-16338). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended October 31, 2003, filed January 2, 2004, and its Semi-Annual Report for the six-month period ended April 30, 2004, filed June 30, 2004.

FINANCIAL STATEMENTS

Pro Forma Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

                                                                                                             Dreyfus
                                                                                                             Premier
                                                               Dreyfus                                       Balanced
                                                               Premier           Dreyfus                   Opportunity Fund
                                                               Balanced          Premier                    Pro Forma
                                                               Opportunity       Balanced                    Combined
                                                               Fund               Fund        Adjustments     (Note 1)
                                                              -------------  --------------   -----------   ---------------
ASSETS:       Investments in securities, at value -
                 See Statement of Investments: *
                        Unaffiliated issuers                  $ 486,955,213   $ 304,905,634                  $791,860,847
                        Affiliated issuers                       52,611,272      29,285,585                    81,896,857
              Cash                                                  123,168               -                       123,168
              Receivable from investment securities sold                  -       2,200,580                     2,200,580
              Dividends and interest receivable                   2,678,147         938,572                     3,616,719
              Receivable for futures variation margin                     -          13,246                        13,246
              Receivable for shares of Beneficial
                        Interest/Capital Stock subscribed         4,563,746         227,787                     4,791,533
              Receivable from brokers for proceeds on
                        securities sold short                             -       3,401,556                     3,401,556
              Prepaid expenses                                       48,558               -                        48,558
                                                               -------------   --------------                 ---------------
                   Total Assets                                 546,980,104     340,972,960                   887,953,064
                                                               -------------   --------------   -----------   ---------------

LIABILITIES:  Due to The Dreyfus Corporation and affiliates         444,991         348,126                       793,117
              Cash overdraft due to Custodian                             -             288                           288
              Liability for securities on loan                   42,210,272      10,871,585                    53,081,857
              Securities sold short, at value
                       (proceeds $ 3,401,556)-see statement               -       3,421,364                     3,421,364
              Payable for investment securities purchased         4,016,286       2,471,941                     6,488,227
              Payable for shares of Beneficial
                       Interest/Capital Stock redeemed              138,144          87,994                       226,138
              Accrued expenses and other liabilities                174,453              -                        174,453
                   Total Liabilities                             46,984,146     17,201,298                     64,185,444
                                                             --------------- --------------    ----------- ---------------
NET ASSETS                                                   $  499,995,958  $ 323,771,662                  $ 823,767,620
                                                             =============== ==============    =========== ===============
REPRESENTED BY:   Paid-in capital                            $  466,962,765  $ 521,048,919                  $ 988,011,684
                  Accumulated undistributed investment
                       income (loss)-net                          2,394,123         812,300                     3,206,423
                  Accumulated net realized gain (loss) on
                       investments and financial futures            703,542    (234,562,598)                 (233,859,056)
                  Accumulated net unrealized appreciation
                       (depreciation) on investments and
                       financial futures                         29,935,528      36,473,041                    66,408,569
                                                             --------------- --------------    ----------- ---------------
NET ASSETS                                                   $  499,995,958  $ 323,771,662                  $ 823,767,620
                                                             =============== ==============    ===========  ==============
NET ASSETS
Dreyfus Premier Balanced Opportunity Fund
     Class A Shares                                          $  106,433,339              -- 108,386,345(a)  $ 214,819,684
                                                                                                            ==============
     Class B Shares                                          $   72,401,857             --   88,966,508(a)  $ 161,368,365
                                                                                                            ==============
     Class C Shares                                          $   77,064,790             --   17,890,886(a)  $  94,955,676
                                                                                                            ==============
     Class R Shares                                          $       36,152             --  108,225,713(a)  $ 108,261,865
                                                                                                            ==============
     Class T Shares                                          $    1,624,157             --      302,210(a)  $   1,926,367
                                                                                                            ==============
     Class J Shares                                          $  242,435,663             --                  $ 242,435,663
                                                                                                            ==============
Dreyfus Premier Balanced Fund
     Class A Shares                                                           $ 108,386,345 (108,386,345)(a) $         -
                                                                                                             =============
     Class B Shares                                                           $  88,966,508  (88,966,508)(a) $         -
                                                                                                             =============
     Class C Shares                                                           $  17,890,886  (17,890,886)(a) $         -
                                                                                                             =============
     Class R Shares                                                           $ 108,225,713 (108,225,713)(a) $         -
                                                                                                             =============
     Class T Shares                                                           $     302,210     (302,210)(a) $        -

Shares of Beneficial Interest outstanding (unlimited
    number of $.001 par value shares authorized):
Dreyfus Premier Balanced Opportunity Fund
     Class A Shares                                               5,633,011              --   5,737,763(a)     11,370,774
                                                                                                             =============
     Class B Shares                                               3,844,442              --   4,724,722(a)     8,569,164
                                                                                                             =============
     Class C Shares                                               4,089,356              --     949,119(a)      5,038,475
                                                                                                             =============
     Class R Shares                                                   1,913              --   5,726,228(a)      5,728,141
                                                                                                             =============
     Class T Shares                                                  86,030              --       16,007(a)       102,037
                                                                                                             =============
     Class J Shares                                              12,816,195              --                    12,816,195
                                                                                                             =============

Shares of Capital Stock outstanding (50 million shares For Class A,
  B,C & R and 200 million shares for Class T of $.001 par
  value shares authorized):
Dreyfus Premier Balanced Fund
     Class A Shares                                                               8,810,584 (8,810,584)(a)              -
                                                                                                             =============
     Class B Shares                                                               7,257,717 (7,257,717)(a)              -
                                                                                                             =============
     Class C Shares                                                               1,454,357 (1,454,357)(a)              -
                                                                                                             =============
     Class R Shares                                                               8,793,474 (8,793,474)(a)              -
                                                                                                             =============
     Class T Shares                                                                  24,583    (24,583)(a)              -
                                                                                                             =============

NET ASSET VALUE per share-Note 3:
Dreyfus Premier Balanced Opportunity Fund
     Class A Shares                                                 $ 18.89              --            --    $      18.89
                                                                                                             =============
     Class B Shares                                                 $ 18.83              --            --    $      18.83
                                                                                                             =============
     Class C Shares                                                 $ 18.85              --            --    $      18.85
                                                                                                             =============
     Class R Shares                                                 $ 18.90              --            --    $      18.90
                                                                                                             =============
     Class T Shares                                                 $ 18.88              --            --    $      18.88
                                                                                                             =============
     Class J Shares                                                 $ 18.92              --            --    $      18.92
                                                                                                             =============
Dreyfus Premier Balanced Fund
     Class A Shares                                                                   12.30            --    $         --
                                                                                                             =============
     Class B Shares                                                                   12.26            --    $         --
                                                                                                             =============
     Class C Shares                                                                   12.30            --    $         --
                                                                                                             =============
     Class R Shares                                                                   12.31            --    $         --
                                                                                                             =============
     Class T Shares                                                                   12.29            --    $         --
                                                                                                             =============

* Investments in securities, at cost:
      Unaffiliated issuers                                    $ 457,019,684   $ 268,426,326                  $725,446,010
                                                                                                             =============
      Affiliated issuers                                         52,611,272      29,285,585                  $ 81,896,857
                                                                                                             =============

(a) Reflects exchange of net assets of Dreyfus Premier Balanced Fund for shares of Dreyfus Premier Balanced Opportunity Fund (Class A,Class B, Class C, Class R & Class T).

See notes to pro forma financial statements.

Pro Forma Statement of Operations (Unaudited)
For the Twelve Months Ended June 30 2004 (Unaudited)

                                                                                                             Dreyfus
                                                                                                             Premier
                                                               Dreyfus                                       Balanced
                                                               Premier           Dreyfus                   Opportunity Fund
                                                               Balanced          Premier                    Pro Forma
                                                               Opportunity       Balanced                    Combined
                                                               Fund               Fund        Adjustments     (Note 1)
                                                              -------------  --------------   -----------   ---------------
INVESTMENT INCOME:

INCOME:   Cash Dividends (net of $0 and $8,526, respectively,
              foreign taxes withheld at source):
                  Unaffiliated issuers                          $ 3,334,990     $ 3,832,903             -       7,167,893
                  Affiliated issuers                                 85,262          79,306             -         164,568
          Interest                                                3,379,687       4,681,840             -       8,061,527
          Income from Securities Lending                             12,899          41,302             -          54,201
                                                              -------------     -----------  -------------   ------------
                  Total Income                                    6,812,838       8,635,351             -      15,448,189
                                                              -------------     -----------  -------------   ------------

EXPENSES: Investment Advisory/Management fee                      2,138,041       3,595,535      (719,107)(a)   5,014,469
          Distribution and shareholder servicing  fees              544,813       1,506,755       210,000 (b)   2,261,568
          Loan commitment fees                                          599           3,515             -           4,114
          Dividends on securities sold short                              -          30,020             -          30,020
          Registration fees                                          76,015               -        27,000 (b)     103,015
          Accounting Service fees                                    82,361               -       (82,361)(b)           -
          Custodian fees                                             42,575               -        40,000 (b)      82,575
          Audit fees                                                 26,289               -         8,700 (b)      34,989
          Legal fees                                                 18,872               -         1,200 (b)      20,072
          Prospectus and shareholder reports                         17,738               -        15,000 (b)      32,738
          Trustee fees                                                8,048               -                         8,048
          Miscellaneous                                              29,226               -        10,000 (b)      39,226
                                                              -------------     -----------  -------------   ------------
                  Total Expenses                                  2,984,577       5,135,825      (489,568)      7,630,834
                                                              -------------     -----------  -------------   ------------
          Less- expense reimbursement due to directed brokerage
            and undertaking by The Dreyfus Corporation               (4,175)       (137,889)      142,064               -
                                                              -------------     -----------  -------------   ------------
                  Net Expenses                                    2,980,402       4,997,936      (347,504)      7,630,834
                                                              -------------     -----------  -------------   ------------

INVESTMENT INCOME-NET                                             3,832,436       3,637,415       347,504       7,817,355
                                                              -------------     -----------  -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FINANCIAL FUTURES:
          Net realized gain (loss) on investments and
             financial futures                                    9,142,406       6,740,857             -      15,883,263
          Net unrealized appreciation (depreciation) on
             investments and financial futures                   33,678,686      52,210,654             -      85,889,340
                                                              -------------     -----------  -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FINANCIAL FUTURES                                         42,821,092      58,951,511             -     101,772,603
                                                              -------------     -----------  -------------   ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            $  46,653,528   $  62,588,926   $   347,504   $ 109,589,958
                                                              =============   =============  =============  =============

(a) Reflects reduction in Investment Advisory/Management fee of Dreyfus Premier Balanced Fund.
(b) Reflects the anticipated savings as a result of the Merger.

See notes to pro forma financial statements.

Pro Forma STATEMENT OF INVESTMENTS
Dreyfus Premier Balanced Opportunity Fund
June 30, 2004 (Unaudited)

                                                              Shares                                         Value ($)
                                               -------------------------------------------   -------------------------------------
                                                                            Dreyfus                                       Dreyfus
                                                                            Premier                                       Premier
                                               Dreyfus                      Balanced         Dreyfus                      Balanced
                                               Premier         Dreyfus     Opportunity       Premier         Dreyfus     Opportunity
                                               Balanced        Premier        Fund           Balanced        Premier        Fund
                                               Opportunity     Balanced     Pro Forma        Opportunity     Balanced     Pro Forma
                                               Fund             Fund         Combined*        Fund             Fund        Combined*
                                               ------------  ------------ --------------     ------------  -----------  ------------
Common Stocks--60.4%

Consumer Discretionary-7.6%
Barnes & Noble                                    110,000a                 110,000a            3,737,800                   3,737,800
Blyth                                              95,000                    95,000            3,276,550                   3,276,550
Carnival                                                       13,800        13,800                            648,600       648,600
Catalina Marketing                                365,000a,b                365,000a,b         6,675,850                   6,675,850
Clear Channel Communications                                   17,000        17,000                            628,150       628,150
Comcast, Cl. A                                                 38,937a      38,937 a                         1,091,404     1,091,404
Disney (Walt)                                                  61,000        61,000                          1,554,890     1,554,890
Hilton Hotels                                                  54,000        54,000                          1,007,640     1,007,640
Home Depot                                                     60,000        60,000                          2,112,000     2,112,000
Interpublic Group of Companies                    470,000a                 470,000 a           6,453,100                   6,453,100
J.C. Penny                                                     29,000        29,000                          1,095,040     1,095,040
Lamar Advertising                                              34,000a       34,000a                         1,473,900     1,473,900
Liberty Media                                     725,000a    109,000a      834,000a           6,517,750       979,910     7,497,660
Liberty Media International, Cl. A                 35,000a                   35,000a           1,298,500                   1,298,500
McDonald's                                        240,000                   240,000            6,240,000                   6,240,000
PetSmart                                                       41,000b       41,000b                         1,330,450     1,330,450
Sherwin-Williams                                  100,000                   100,000            4,155,000                   4,155,000
Staples                                                        29,800        29,800                            873,438       873,438
TJX Cos.                                                       56,000        56,000                          1,351,840     1,351,840
Target                                                         27,900        27,900                          1,184,913     1,184,913
Time Warner                                       435,000a    100,300a      535,300a           7,647,300     1,763,274     9,410,574
Univision Communications                                       32,000a,b     32,000a,b                       1,021,760     1,021,760
Viacom, Cl. B                                                  63,000        63,000                          2,250,360     2,250,360
                                                                                              46,001,850    20,367,569    66,369,419

Consumer Staples-5.4%
Altria Group                                      135,000      47,800       182,800            6,756,750     2,392,390     9,149,140
CVS                                               175,000                   175,000            7,353,500                   7,353,500
Coca-Cola                                         100,000      47,900       147,900            5,048,000     2,417,992     7,465,992
Colgate-Palmolive                                              23,000        23,000                          1,344,350     1,344,350
Dean Foods                                                     29,000a       29,000a                         1,081,990     1,081,990
Kellogg                                                        23,000        23,000                            962,550       962,550
Kimberly-Clark                                     90,000                    90,000            5,929,200                   5,929,200
PepsiCo                                                        50,400        50,400                          2,715,552     2,715,552
Procter & Gamble                                               69,000        69,000                          3,756,360     3,756,360
Sara Lee                                                       56,000        56,000                          1,287,440     1,287,440
Wal-Mart Stores                                               118,100       118,100                          6,230,956     6,230,956
                                                                                              25,087,450    22,189,580    47,277,030

Energy-3.2%
Anadarko Petroleum                                             32,000        32,000                          1,875,200     1,875,200
ChevronTexaco                                      85,000      23,000       108,000            7,999,350     2,164,530    10,163,880
Exxon Mobil                                       145,000     135,200       280,200            6,439,450     6,004,232    12,443,682
Schlumberger                                                   30,000        30,000                          1,905,300     1,905,300
XTO Energy                                                     50,125        50,125                          1,493,224     1,493,224
                                                                                              14,438,800    13,442,486    27,881,286

Financial-10.6%
American Equity Investment
   Life Holding                                   300,000                   300,000            2,985,000                   2,985,000
American Express                                               26,000        26,000                          1,335,880     1,335,880
American International Group                                   68,700        68,700                          4,896,936     4,896,936
Bank of America                                   105,000      46,769       151,769            8,885,100     3,957,593    12,842,693
Bank of New York                                               49,300        49,300                          1,453,364     1,453,364
Bank One                                                       24,000        24,000                          1,224,000     1,224,000
Berkshire Hathaway, Cl. A                              42a                       42a           3,735,900                   3,735,900
Capital One Financial                                          19,000        19,000                          1,299,220     1,299,220
Cincinnati Financial                               94,500                    94,500            4,112,640                   4,112,640
CIT Group                                                      51,000        51,000                          1,952,790     1,952,790
Citigroup                                         160,000     123,700       283,700            7,440,000     5,752,050    13,192,050
Countrywide Financial                                          21,999        21,999                          1,545,430     1,545,430
Federal Home Loan Mortgage                         80,000      18,000        98,000            5,064,000     1,139,400     6,203,400
Federal National Mortgage Association              90,000      34,900       124,900            6,422,400     2,490,464     8,912,864
Fidelity National Financial                                    25,400        25,400                            948,436       948,436
Fifth Third Bancorp                                            30,000        30,000                          1,613,400     1,613,400
Goldman Sachs Group                                            19,300        19,300                          1,817,288     1,817,288
J.P. Morgan Chase & Co.                           260,000      34,600       294,600           10,080,200     1,341,442    11,421,642
MBNA                                                           48,850        48,850                          1,259,842     1,259,842
Merrill Lynch                                                  30,000        30,000                          1,619,400     1,619,400
Morgan Stanley                                                 30,000        30,000                          1,583,100     1,583,100
St. Paul Travelers Cos.                                        25,380        25,380                          1,028,905     1,028,905
U.S. Bancorp                                                   50,000        50,000                          1,378,000     1,378,000
Wachovia                                                       33,000        33,000                          1,468,500     1,468,500
Wells Fargo                                                    46,400        46,400                          2,655,472     2,655,472
                                                                                              48,725,240    43,760,912    92,486,152

Health Care-12.6%
Abbott Laboratories                                            22,300        22,300                            908,948       908,948
AmerisourceBergen                                  82,000                    82,000            4,901,960                   4,901,960
Amgen                                                          20,000a       20,000a                         1,091,400     1,091,400
Bard (C.R.)                                                    22,000        22,000                          1,246,300     1,246,300
Becton, Dickinson & Co.                                        22,000        22,000                          1,139,600     1,139,600
Bristol-Myers Squibb                              290,000                   290,000            7,105,000                   7,105,000
Cardinal Health                                   150,000                   150,000           10,507,500                  10,507,500
CIGNA                                                          20,000        20,000                          1,376,200     1,376,200
Community Health Systems                                       29,000a       29,000a                           776,330       776,330
First Health Group                                520,000a                  520,000a           8,117,200                   8,117,200
Genzyme                                                        22,000a       22,000a                         1,041,260     1,041,260
Hospira                                                        48,330a       48,330a                         1,333,908     1,333,908
IMS Health                                        130,000                   130,000            3,047,200                   3,047,200
Johnson & Johnson                                              64,300        64,300                          3,581,510     3,581,510
Lilly (Eli) & Co.                                              21,100        21,100                          1,475,101     1,475,101
McKesson                                          280,000                   280,000            9,612,400                   9,612,400
Medtronic                                                      25,000        25,000                          1,218,000     1,218,000
Merck & Co.                                       135,000      37,100       172,100            6,412,500     1,762,250     8,174,750
Novartis, ADR                                                  25,000        25,000                          1,112,500     1,112,500
Pfizer                                            290,000     206,700       496,700            9,941,200     7,085,676    17,026,876
Schering-Plough                                   310,000      38,000       348,000            5,728,800       702,240     6,431,040
Sybron Dental Specialties                         135,000a                  135,000a           4,029,750                   4,029,750
Tenet Healthcare                                  380,000a                  380,000a           5,095,800                   5,095,800
Teva Pharmaceutical
  Industries, ADR                                              17,000        17,000                          1,143,930     1,143,930
Wyeth                                             200,000      25,000       225,000            7,232,000       904,000     8,136,000
                                                                                              81,731,310    27,899,153   109,630,463

Industrials-5.1%
Cendant                                           265,000                   265,000            6,487,200                   6,487,200
Danaher                                                        26,000        26,000                          1,348,100     1,348,100
Deere & Co.                                                    22,000        22,000                          1,543,080     1,543,080
Emerson Electric                                               18,000b       18,000                          1,143,900     1,143,900
General Electric                                  310,000     229,600       539,600           10,044,000     7,439,040    17,483,040
Illinois Tool Works                                            18,000        18,000                          1,726,020     1,726,020
Rockwell Collins                                               26,000        26,000                            866,320       866,320
3M                                                             17,200        17,200                          1,548,172     1,548,172
Tyco International                                200,000      50,000       250,000            6,628,000     1,657,000     8,285,000
United Parcel Service, Cl. B                                   17,000        17,000                          1,277,890     1,277,890
United Technologies                                            13,000        13,000                          1,189,240     1,189,240
Waste Management                                               43,000        43,000                          1,317,950     1,317,950
                                                                                              23,159,200    21,056,712    44,215,912

Information Techology-11.6%
Accenture                                                      40,000a       40,000a                         1,099,200     1,099,200
Altera                                                         35,000a       35,000a                           777,700       777,700
BISYS Group                                       730,000a           a      730,000a          10,263,800                  10,263,800
Cisco Systems                                                 143,700a      143,700a                         3,405,690     3,405,690
Computer Associates
  International                                                23,000        23,000                            645,380       645,380
Computer Sciences                                              22,000a       22,000a                         1,021,460     1,021,460
Dell                                                           51,900a       51,900a                         1,859,058     1,859,058
Electronic Data Systems                           520,000                   520,000            9,958,000                   9,958,000
EMC                                                            85,000a       85,000a                           969,000       969,000
First Data                                        230,000                   230,000           10,239,600                  10,239,600
Fiserv                                            215,000a                  215,000a           8,361,350                   8,361,350
Hewlett-Packard                                                88,640        88,640                          1,870,304     1,870,304
Intel                                                         152,300       152,300                          4,203,480     4,203,480
International Business Machines                                41,200        41,200                          3,631,780     3,631,780
KLA-Tencor                                                     14,000a       14,000a                           691,320       691,320
Lexmark International                                          10,000a       10,000a                           965,300       965,300
Microsoft                                         410,000     207,800       617,800           11,709,600     5,934,768    17,644,368
Motorola                                                       58,000        58,000                          1,058,500     1,058,500
National Semiconductor                                         34,000a,b     34,000a                           747,660       747,660
Oracle                                                        109,100a      109,100a                         1,301,563     1,301,563
QUALCOMM                                                       15,000        15,000                          1,094,700     1,094,700
SAP, ADR                                                       19,000        19,000                            794,390       794,390
Sabre Holdings                                    230,000                   230,000            6,373,300                   6,373,300
Siebel Systems                                                 73,000a       73,000a                           779,640       779,640
SunGard Data Systems                                           24,000a       24,000a                           624,000       624,000
Taiwan Semiconductor
  Manufacturing, ADR                                           55,104        55,104                           457,914        457,914
Texas Instruments                                              49,000        49,000                          1,184,820     1,184,820
Unisys                                            550,000a                  550,000a           7,634,000                   7,634,000
VeriSign                                                       75,000a       75,000a                         1,492,500     1,492,500
Xilinx                                                         12,300        12,300                            409,713       409,713
                                                                                              64,539,650    37,019,840   101,559,490

Materials-1.0%
Air Products & Chemicals                                       26,000        26,000                          1,363,700     1,363,700
Alcoa                                                          34,600        34,600                          1,142,838     1,142,838
du Pont (EI) deNemours                                         26,000        26,000                          1,154,920     1,154,920
International Paper                                            23,000        23,000                          1,028,100     1,028,100
PPG Industries                                                 19,000        19,000                          1,187,310     1,187,310
Praxair                                                        49,800        49,800                          1,987,518     1,987,518
Weyerhaeuser                                                   16,000        16,000                          1,009,920     1,009,920
                                                                                                              8,874,306    8,874,306

Telecommunication Services-2.5%
AT&T Wireless Services                            450,000a                  450,000a           6,444,000                   6,444,000
BellSouth                                                      33,500        33,500                            878,370       878,370
SBC Communications                                385,000      51,700       436,700            9,336,250     1,253,725    10,589,975
Sprint (FON Group)                                             73,000b       73,000b                         1,284,800     1,284,800
Telefonos de Mexico, ADR                                       31,000        31,000                          1,031,370     1,031,370
Verizon Communications                                         55,000        55,000                          1,990,450     1,990,450
                                                                                              15,780,250     6,438,715    22,218,965

Utilities-.8%
Ameren                                                         15,000        15,000                            644,400       644,400
Dominion Resources                                             17,000        17,000                          1,072,360     1,072,360
Exelon                                                         51,000        51,000                          1,697,790     1,697,790
FPL Group                                                      15,000b       15,000b                           959,250       959,250
KeySpan                                                        18,000        18,000                            660,600       660,600
NiSource                                                       33,000        33,000                            680,460       680,460
Progress Energy                                                16,000        16,000                            704,800       704,800
Southern                                                       34,000b       34,000b                           991,100       991,100
                                                                                                             7,410,760     7,410,760
Total Common Stocks
   (cost $289,639,161, $170,721,762 and $460,360,923, respectively)                          319,463,750   208,460,033   527,923,783

Preferred Stocks-1.9%
---------------------------------
Auto Manufactoring-.6%
General Motors,
    Cum., $1.84                                   200,000b                  200,000b           4,968,760                   4,968,760

Financial-.7%
Citigroup Capital VII,
  Cum., $1.78                                     250,000                    250,000           6,437,500                   6,437,500

Telecommunications-.6%
Verizon South,
   Cum., Ser.F, $1.75                             200,000                   200,000            5,075,000                   5,075,000

Total Preferred Stocks
   (cost $16,489,067, $0 and $16,489,067, respectively)                                       16,481,260                  16,481,260

Bond and Notes-28.3%                                                               Principal Amount ($)
-----------------------------------             ----------------------------------------------------------------------
Agriculture-.5%
Altria Group,
   Notes, 6.375%, 2/1/2006                      4,000,000                  4,000,000           4,148,412                   4,148,412

Airlines-.0%
Continental Airlines,
   Pass-Through Ctfs., Ser. 1998-1, Cl. A,
    6.648%, 9/15/2017                                          63,881        63,881                             59,662        59,662

Asset-Backed Certificates-Credit Cards-.2%
MBNA Master Credit Card Note Trust,
      Ser. 2002-C1, Cl. C1, 6.8%, 7/15/2014                 1,228,300     1,228,300                          1,325,951     1,325,951

Auto Manufacturing-.3%
Ford Motor Co, Notes:
    8.875%, 4/1/2006                            1,015,000                 1,015,000            1,082,084                   1,082,084
    7.25%, 10/1/2008                              500,000                   500,000              532,704                     532,704
    7.45%, 7/16/2031                                          356,000b      356,000                            340,301       340,301
General Motors,
    Sr. Notes, 8.375%, 7/15/2033                              277,000       277,000                            294,029       294,029

                                                                                               1,614,788       634,330     2,249,118

Auto Parts & Equipment-.2%
Johnson Controls,
   Notes, 6.3%, 2/1/2008                        2,000,000                 2,000,000            2,168,538                  2,168,538

Banking-1.6%
Bank of America Corp.,
   Sr. Notes, 6.375%, 5/15/2005                 1,074,000                 1,074,000            1,109,937                   1,109,937
   Sr. Notes, 4.375%, 12/1/2010                             1,675,000     1,675,000                          1,634,802     1,634,802
   Sub. Notes, 7.125%, 3/1/2009                 3,200,000                 3,200,000            3,551,392                   3,551,392
First Union,
   Sub. Notes, 6.4%, 4/1/2008                   2,000,000                 2,000,000            2,156,812                   2,156,812
U.S. Bank NA,
   Notes, 2.85%, 11/15/2006                     4,000,000                 4,000,000            3,996,132                   3,996,132
Wells Fargo Bank,
     Sub. Deb., 7.55%, 6/21/2010                1,000,000                 1,000,000            1,152,525                   1,152,525
                                                                                              11,966,798     1,634,802    13,601,600

Chemicals-.3%
Chevron Phillips,
   Notes, 5.375%, 6/15/2007                     1,500,000                 1,500,000            1,563,032                   1,563,032
du Pont (E.I.) de Nemours,
   Notes, 6.75%, 10/15/2004                     1,500,000                 1,500,000            1,520,643                   1,520,643
                                                                                               3,083,675                   3,083,675

Commerical Mortgage Pass-Through Ctfs.-.6%
Chase Commerical Mortgage Securities,
   Ser. 2001-245, Cl. A1, 5.974%, 2/12/2016                 1,472,555c    1,472,555c                         1,546,683     1,546,683
CS First Boston Mortgage Securities Corp.,
   Ser. 1998-C1, Cl. A1A, 6.26%,  5/17/2040                   854,223       854,223                            877,515       877,515
GE Capital Commercial Mortgage Corp.,
   Ser. 2004-C1, Cl. G,  5.326%,  3/10/2040                 1,500,000c    1,500,000c                         1,455,000     1,455,000
Salomon Brothers Mortgage Securities Corp.,
   Ser. 2002-KEY2, Cl. A1,  3.222%,  3/18/2036              1,584,701     1,584,701                          1,583,359     1,583,359
                                                                                                             5,462,557     5,462,557

Commercial Services-.3%
General American Transportation,
   Notes, 8.625%, 12/1/2004                     1,500,000                 1,500,000            1,538,685                   1,538,685
Pitney Bowes,
    Notes, 4.75%, 5/15/2018                                 1,715,000     1,715,000                          1,576,433     1,576,433
                                                                                               1,538,685     1,576,433     3,115,118

Computers-.8%
Electronic Data Systems,
   Notes, 6.85%, 10/15/2004                     3,000,000                 3,000,000            3,030,159                   3,030,159
International Business Machines,
  Notes, 2.375%, 11/1/2006                      4,000,000                 4,000,000            3,939,824                   3,939,824
  Sr. Notes, 4.75%, 11/29/2012                                210,000       210,000                            205,792       205,792
                                                                                               6,969,983       205,792     7,175,775

Consumer Products-.1%
Kimberly-Clark,
    Notes, 5%, 8/15/2013                                      760,000       760,000                            760,235       760,235

Diversified Financial Services-.2%
Boeing Capital,
    Bonds, 5.8%, 1/15/2013                                    201,000b      201,000b                           207,333       207,333
    Sr. Notes, 4.75%, 8/25/2008                               421,000       421,000                            429,204       429,204
Farmers Exchange Capital,
    Trust Surplus Note Securities, 7.05%,
     7/15/2028                                                300,000c      300,000c                           288,738       288,738
Ford Motor Credit,
    Notes, 1.66875%, 3/13/2007                                159,000       159,000                            155,196       155,196
General Electric Capital,
     Sr. Notes, Ser. A, 4.25%, 12/1/2010                      461,000       461,000                            448,803       448,803
Goldman Sachs,
     Notes, 3.875%, 1/15/ 2009                                640,000b      640,000b                           624,729       624,729
                                                                                                             2,154,003     2,154,003

Electric-.6%
Public Service Company of Colorado,
    First Collateral Trust Bonds,
    Ser. 12, 4.875%, 3/1/2013                                 541,000       541,000                            527,660       527,660
TXU Energy,
    Sr. Notes, 7%, 3/15/2013                                  800,000       800,000                            872,593       872,593
Wisconsin Energy,
   Sr. Notes, 5.875%, 4/1/2006                  1,950,000                 1,950,000            2,042,594                  2,042,594
Wisconsin Power & Light,
   Notes, 7%, 6/15/2007                         1,500,000                 1,500,000            1,630,224                   1,630,224
                                                                                               3,672,818     1,400,253     5,073,071

Electrical Components & Equipment-.1%
Emerson Electric,
   Bonds, 4.5%, 5/1/2013                                      685,000       685,000                            654,881       654,881

Financial-2.9%
Bear Stearns,
   Sr. Notes, 3.5%,  2/15/2009                  1,182,000                 1,182,000            1,127,110                   1,127,110
Boeing Capital,
   Sr. Notes, 5.65%, 5/15/2006                  2,500,000b                2,500,000b           2,628,037                   2,628,037
CIT Group,
  Sr. Notes, 7.125%, 10/15/2004                 5,010,000                 5,010,000            5,087,034                   5,087,034
Citicorp,
   Sub. Notes, 6.375%, 11/15/2008               5,000,000                 5,000,000            5,396,085                   5,396,085
Ford Motor Credit,
   Notes, 6.875%, 2/1/2006                      1,000,000                 1,000,000            1,049,288                   1,049,288
General  Electric Capital,
   Debs., 8.75%, 5/21/2007                      1,540,000                 1,540,000            1,762,528                  1,762,528
GATX Financial Corp.,
   Notes, 6.86%, 10/13/2005                     1,000,000                 1,000,000            1,021,772                   1,021,772
Goldman Sachs,
  Notes, 7.35%, 10/1/2009                       1,000,000                 1,000,000            1,124,296                   1,124,296
International Lease,
  Notes, 4.75%, 7/1/2009                        4,015,000                 4,015,000            4,019,115                   4,019,115
Textron Financial Corp.,
   Notes, 2.42%, 4/24/2006                      2,000,000                 2,000,000            2,039,136                   2,039,136
                                                                                              25,254,401                  25,254,401

Food & Beverages-.1%
Miller Brewing,
    Notes, 4.25%, 8/15/2008                                   400,000b,c    400,000b,c                         398,420       398,420
Pepsi Bottling,
      Sr. Notes, Ser. B, 7%, 3/1/2029                         235,000b      235,000b                           262,897       262,897
                                                                                                               661,317       661,317

Forest Products and Paper-.0%
International Paper,
    Notes, 5.85%, 10/30/2012                                  150,000       150,000                            152,602       152,602

Health Care-2.1%
Abbott Laboratories,
    Notes, 4.35%, 3/15/2014                                   792,000       792,000                            743,793       743,793
American Home Products,
   Notes, 7.9%, 2/15/2005                       5,000,000                 5,000,000            5,155,935                   5,155,935
Bristol-Myers Squibb,
   Notes, 4.75%, 10/1/2006                      7,750,000                 7,750,000            7,988,871                   7,988,871
Tenet Healthcare,
  Sr. Notes, 5.375%, 11/15/2006                 4,000,000b                4,000,000            4,040,000                   4,040,000
UnitedHealth Group,
    Sr. Notes, 3.3%, 1/30/2008                                500,000       500,000                            489,126       489,126
                                                                                              17,184,806     1,232,919    18,417,725

Insurance-.4%
Chubb,
    Notes, 6%, 11/15/2011                                     185,000       185,000                            194,935       194,935
Genworth Financial,
    Notes, 6.5%, 6/15/2034                                    370,000       370,000                            373,649       373,649
Loews,
   Notes, 6.75%, 12/15/2006                     2,000,000                 2,000,000            2,107,768                   2,107,768
Metlife,
    Sr. Notes, 5.375%, 12/15/2012                             535,000       535,000                            540,432       540,432
Penn Mutual,
    Notes, 6.5%, 6/15/2034                                    220,000c      220,000c                           219,571       219,571
                                                                                               2,107,768     1,328,587     3,436,355

Manufacturing-.0%
Tyco International,Gtd. Notes,
    Notes, 5.8%, 8/1/2006                                     275,000       275,000                            286,937       286,937

Media-.9%
AOL Time Warner,
    Notes, 6.875%, 5/1/2012                                   200,000       200,000                            216,448       216,448
Disney (Walt),
   Notes, 7.3%, 2/8/2005                        7,500,000                 7,500,000            7,723,673                   7,723,673
                                                                                               7,723,673       216,448     7,940,121

Mining-.0%
Alcoa,
    Notes, 4.25%, 8/15/2007                                   130,000b      130,000b                           131,993       131,993

Oil & Gas-.5%
ConocoPhillips:
    Sr. Notes, 6.35%, 4/15/2009                 3,397,000                 3,397,000            3,695,212                   3,695,212
    Notes, 4.75%, 10/15/2012                                  285,000       285,000                            278,971       278,971
                                                                                               3,695,212       278,971     3,974,183

Real Estate-.0%
EOP Operating,
     Sr. Notes, 7%, 7/15/2011                                 190,000       190,000                            207,373       207,373

Residential Mortgage Pass-Through Ctfs.-.3%
Argent Securities,
    Ser. 2004-W5, Cl. AF4, 4.01%, 9/25/2034                   800,000       800,000                            751,120       751,120
Residential Asset Mortgage Products
    Ser. 2003-RS8, Cl. AI4, 4.223%, 10/25/2028              1,600,000     1,600,000                          1,599,896     1,599,896
                                                                                                             2,351,016     2,351,016

Structured Index-.4%
Morgan Stanley Traded Custody Receipts,
     Ser. 2002-1, 5.878%, 3/1/2007                          3,045,000c,d  3,045,000c,d                       3,190,435     3,190,435

Telecommunications-2.5%
AT&T Wireless Services,
     Sr. Notes, 7.875%, 3/1/2011                8,000,000b                8,000,000b           9,111,680                   9,111,680
British Telecommunications,
      Notes, 8.375%, 12/15/2010                               727,000       727,000                            850,082       850,082
Level 3 Communications,
      Sr. Notes, 11%, 3/15/2008                 5,000,000b                5,000,000b           4,237,500                   4,237,500
Motorola,
      Sr. Notes, 8%,11/1/2011                                 260,000       260,000                            299,853       299,853
Pacific Bell,
      Notes,  6.125%, 2/15/2008                 1,000,000                 1,000,000            1,067,783                   1,067,783
SBC Communications,
     Notes, 5.75%, 5/2/2006                     5,000,000                 5,000,000            5,234,290                   5,234,290
Sprint Capital,
      Notes, 6%,1/15/ 2007                                    142,000       142,000                            148,793       148,793
Verizon Florida,
      Deb., 6.125%, 1/15/2013                                 411,000       411,000                            423,160       423,160
Verizon Wireless Capital,
      Notes, 5.375%, 12/15/2006                               115,000       115,000                            119,960       119,960
                                                                                              19,651,253     1,841,848    21,493,101

Utilities-.2%
Alliant Energy Resources,
   Sr. Notes, 7.375%, 11/9/2009                 1,500,000b                1,500,000b           1,669,583                   1,669,583

U.S. Government-6.1%
U.S. Treasury Notes:
      1.625%, 2/28/2006                                       176,000b      176,000b                           173,477       173,477
      1.5%, 3/31/2006                                          84,000g       84,000g                            82,501        82,501
      2.25%, 2/15/2007                          6,000,000b                6,000,000b           5,884,920                   5,884,920
      6.25%, 2/15/2007                                      2,090,000b    2,090,000b                         2,259,144     2,259,144
      3.125%, 5/15/2007                                     1,180,000     1,180,000                          1,180,366     1,180,366
      3%, 2/15/2008                             8,000,000b                8,000,000b           7,892,192                   7,892,192
      4%, 6/15/2009                                        13,400,000    13,400,000                         13,518,724    13,518,724
      2.625%, 3/15/2009                         6,000,000b                6,000,000b           5,710,782                   5,710,782
      6.5%, 2/15/2010                          10,000,000b               10,000,000b          11,271,100                  11,271,100
U.S. Treasury Inflation Protection
    Securities,
      3.375%, 4/15/2032                                     4,336,000e    4,336,000e                         5,597,796     5,597,796
                                                                                              30,758,994    22,812,008    53,571,002

U.S. Government Agencies/Mortgage-Backed-6.1%
Federal Home Loan Banks, Bonds:
       Ser. 432, 4.5%, 9/16/2013                            8,270,000     8,270,000                          7,931,186     7,931,186
       5.25%, 6/18/2014                                     1,570,000     1,570,000                          1,577,208     1,577,208
Federal Home Loan Mortgage Corp.,
   Notes, 2.375%, 2/15/2007                     8,000,000                 8,000,000            7,800,816                   7,800,816
   Notes, 7%, 3/15/2010                                       584,000       584,000                            658,711       658,711
   Notes, 4.5%, 1/15/2014                                     957,000       957,000                            911,232       911,232
    REMIC, Gtd. Multiclass Mortgage
     Participation Cfts:
        Ser. 2612, Cl. LJ, 4%, 7/15/2022                      348,499       348,499                            352,326       352,326
        Ser. 2693, Cl. MH, 4%, 9/15/2027                    2,000,000     2,000,000                          1,907,120     1,907,120
       (Interest Only Obligation),
            Ser. 2770, Cl. YI, 5%, 6/15/2022                1,000,000f    1,000,000f                           136,817       136,817
Federal National Mortgage Association:
   Motgage-Backed:
      6.625%, 9/15/2009                                     1,388,000     1,388,000                          1,537,139     1,537,139
      4.125%, 4/15/2014                                       957,000       957,000                            881,829       881,829
      6.88%, 2/1/2028                                         741,793       741,793                            793,501       793,501
      6%, 8/1/2032                                          1,228,787     1,228,787                          1,257,197     1,257,197
      6%, 10/1/2032                                         1,270,264     1,270,264                          1,299,632     1,299,632
Government National Mortgage Association I:
      5.5%, 12/20/09-4/15/2033                              4,971,655     4,971,655                          4,988,229     4,988,229
      6%, 5/15/2028-12/15/2033                             21,082,384    21,082,384                         21,652,121    21,652,121
                                                                                               7,800,816    45,884,248    53,685,064

Total Bonds and Notes
  (cost $150,891,457, $97,704,564 and $248,596,021, respectively)                            151,010,203    96,445,601   247,455,804

Other Investments-3.3%                                          Shares
----------------------------------------------  ---------------------------------------------
Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund       3,467,000h  6,138,000h    9,605,000h           3,467,000     6,138,000     9,605,000
Dreyfus Institutional Cash Advantage Plus Fund  3,467,000h  6,138,000h    9,605,000h           3,467,000     6,138,000     9,605,000
Dreyfus Institutional Preferred Plus
  Money Market Fund                             3,467,000h  6,138,000h    9,605,000h           3,467,000     6,138,000     9,605,000
Total Other Investments
   (cost $10,401,000, $18,414,000 and $28,815,00
    respectively)                                                                             10,401,000    18,414,000    28,815,000

Investment of Cash Collateral
for Securities Loaned-6.1%
------------------------------------------
Registered Investment Company;
Dreyfus Institutional Preferred
   Money Market Fund h
   (cost $42,210,272, $11,871,585 and
  $53,081,857, respectively)                   42,210,272h 10,871,585h   53,081,857h          42,210,272    10,871,585    53,081,857

Total Investments--100.0%
    (cost $509,630,956, $297,711,911 and
    $807,342,867, respectively)                                                             $539,566,485  $334,191,219  $873,757,704
*	Management does not anticipate having to sell any securities as a result of the Exchange.
a b	Non-income producing.
All or a portion of these securities are on loan. At June 30, 2004, the total market value of each fund's securities on loan $40,973,914 and $10,570,754 and the total market value of the collateral held by each fund is $42,210,272 and $10,871,585, respectively.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amount to $7,098,847 or .9% of pro forma net assets.
d	Security linked to a portfolio of investment grade debt securities.
e	Principal amount for accrual purpose is periodically adjusted based on changes to the Consumer Price Index.
f g h	Notional face amount shown. Partially held by a broker as collateral for open futures contracts. Investments in affiliated money market mutual funds.

           See notes to pro forma financial statements.

Dreyfus Premier Balanced Opportunity Fund *
Pro Forma STATEMENT OF SECURITIES SOLD SHORT
June 30, 2004 (Unaudited)

                                                              Shares                                         Value ($)
                                               -------------------------------------------   -------------------------------------
                                                                        Dreyfus                                        Dreyfus
                                                                        Premier                                        Premier
                                             Dreyfus                    Balanced         Dreyfus                       Balanced
                                             Premier        Dreyfus   Opportunity        Premier          Dreyfus      Opportunity
                                             Balanced       Premier      Fund            Balanced         Premier        Fund
                                             Opportunity   Balanced   Pro Forma         Opportunity      Balanced       Pro Forma
Common Stocks                                Fund             Fund     Combined*         Fund              Fund         Combined*
-----------------------------------------    ------------ ----------- -------------     ------------    -----------  ------------

Government National Mortgage Association I:
    Mortgage Backed, 6%                                        33,410        33,410                       3,401,556     3,401,556
   (proceeds $0, $3,421,384 and $3,421,384,
    respectively)

           See notes to pro forma financial statements.

Dreyfus Premier Balanced Opportunity Fund *
Pro Forma STATEMENT OF FINANCIAL FUTURES
June 30, 2004 (Unaudited)

                                                                   Market Value                        Unrealized
                                                                    Covered by                        Appreciation
                                                     Contracts      Contracts($)    Expiration       at 6/30/2004 ($)
---------------------------------------------------------------------------------------------------------------------
Dreyfus Premier Balanced Fund

Financial Futures Long
10 year U.S. Treasury Note                               26          2,842,531     September 2004         13,563

* Dreyfus Premier Balanced Opportunity Fund had no outstanding financial futures at June 30, 2004.

See notes to pro forma financial statements.

Dreyfus Premier Balanced Opportunity Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

           At special meetings of the Boards, the Board members of The Dreyfus/Laurel Funds, Inc., and Dreyfus Premier Manager Funds II each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Dreyfus Premier Balanced Fund (the "Fund"), the Fund will transfer all of its assets, subject to its liabilities, to Dreyfus Premier Balanced Opportunity Fund, (the "Acquiring Fund"), a series of Dreyfus Premier Manager Funds II. Class A, B, C, R and T Fund shares will be exchanged for a number of Class A, B, C, R and T shares of the Acquiring Fund, respectively, equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares then will be distributed to the Fund shareholders on a pro rata basis in liquidation of the Fund.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at June 30, 2004. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended June 30, 2004 and reflects changes in fund expenses as if the Exchange had taken place on June 30, 2004. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under U.S. generally accepted accounting principles. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are November 30 for the Acquiring Fund and October 31 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2004. The pro forma financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

           All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

           The Acquiring Fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

           Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board.

NOTE 3--Capital Shares:

           The pro forma net asset value per share of the Fund assumes issuance of 5,737,763 Class A, 4,724,722 Class B, 949,119 Class C, 5,726,228 Class R and 16,007 Class T shares. The pro forma number of shares that would be issuable was calculated by dividing the net assets of each class of the Fund at June 30, 2004 by the net asset value per share of the Acquiring Fund on June 30, 2004. On this date, the Acquiring Fund’s net asset value was $18.89 for Class A, $18.83 for Class B, $18.85 for Class C, $18.90 for Class R and $18.88 for Class T shares.

NOTE 4--Directed Brokerage Arrangements:

           The Acquiring Fund's Class J shares were created as part of a reorganization that occurred on January 30, 2004, wherein the net assets of the Thompson Plumb Balanced Fund, a series of Thompson Plumb Funds, Inc., were exchanged for Class J shares of the Acquiring Fund. Prior to this reorganization, the Thompson Plumb Balanced Fund had directed brokerage arrangements with Fidelity Capital Markets and BNY Brokerage. Upon purchase and/or sale of investment securities at best execution, Thompson Plumb Balanced Fund paid brokerage commissions to Fidelity Capital Markets and BNY Brokerage. These commission payments generated non-refundable cumulative credits, which were available to pay certain expenses of Thompson Plumb Balanced Fund. These arrangements were terminated upon the reorganization on January 30, 2004.

NOTE 5--Agreements

           Under its agreement with Dreyfus, the Fund pays Dreyfus a "unitary" fee at the annual rate of 1% of the value of the Fund’s average daily net assets for the provision of investment advisory, administrative, fund accounting and certain other services. Under the unitary fee structure, Dreyfus pays all of the Fund’s expenses except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel expenses), Rule 12b-1 fees and extraordinary expenses. Dreyfus has agreed to waive receipt of a portion of the Fund’s management fee, in the amount of 0.10% of the value of the Fund’s average daily net assets, until consummation of Reorganization, or, if the Reorganization does not occur, until April 4, 2005. The reduction in management fee pursuant to the undertaking, amounted to $137,889 during the period ended June 30, 2004.

           Under its agreements with Dreyfus, the Acquiring Fund pays Dreyfus a management fee at the annual rate of ..80 of 1% of the value of the Acquiring Fund’s average daily net assets. Dreyfus, in turn, pays Wisconsin Capital for the provision of sub-investment advisory services to the Acquiring Fund. The Acquiring Fund pays other service providers and bears other Acquiring expenses directly, which, in the case of the Fund, generally are paid by Dreyfus under the unitary fee structure.

NOTE 6--Securities Transactions:

           The funds may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the Combined Pro Forma Statement of Investments. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

           The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.

           The funds may engage in short-selling which obligate the funds to replace the security borrowed by purchasing the security at current market value. The funds would realize a gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Until the funds replace the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position.

NOTE 7--Federal Income Taxes:

           Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

           The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS PREMIER MANAGER FUNDS II
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, filed October 16, 2003.

Item 16	Exhibits. All references are to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, filed on October 16, 2003 (File No. 333-104120) (the "Registration Statement") unless otherwise noted.

(1)(a)	Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement.

(2)	Registrant's By-Laws are incorporated by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registration Statement.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 1 to the Registration Statement.

(6)(b)	Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (d)(2) of Pre-Effective Amendment No. 1 to the Registration Statement.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on March 26, 2004.

(8)	Not Applicable.

(9)	Custody Agreement is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No. 1 to the Registration Statement.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Pre-Effective Amendment No. 1 to the Registration Statement.

(10)(b)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on March 26, 2004.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on March 26, 2004.

(11)(a)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Pre-Effective Amendment No. 1 to the Registration Statement.

(11)(b)	Consent of Counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firms.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Form of Proxy.*

(17)(b)	Registrant's Prospectus dated April 1, 2004 is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed March 26, 2004.

(17)(c)	Dreyfus Premier Balanced Fund's Prospectus and Statement of Additional Information dated March 1, 2004 is incorporated by reference to Post-Effective Amendment No. 87 to its Registration Statement on Form N-1A, filed on February 27, 2004 (File No. 333-16338).

_____________

* ** ***	Filed herein. To be filed by Post-Effective Amendment. Previously filed.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 27th day of August, 2004.

DREYFUS PREMIER MANAGER FUNDS II (Registrant) By: /s/ Stephen E. Canter* Stephen E. Canter, President

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter* Stephen E. Canter	President (Principal Executive Officer)	8/27/04

/s/ James Windels * James Windels	Treasurer (Principal Accounting and Financial Officer)	8/27/04

/s/ Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	8/27/04

/s/ David P. Feldman * David P. Feldman	Board Member	8/27/04

/s/ Ehud Houminer * Ehud Houminer	Board Member	8/27/04

/s/ Gloria Messinger* Gloria Messinger	Board Member	8/27/04

/s/ T. John Szarkowski * T. John Szarkowski	Board Member	8/27/04

/s/ Anne Wexler * Anne Wexler	Board Member	8/27/04

* By: /s/ Jeff Prusnofsky
      Jeff Prusnofsky

Exhibit Index

11(b)	Consent of Counsel

14	Consent of Independent Registered Public Accounting Firms.